UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 11, 2011

Horiyoshi Worldwide Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53976	98-0513655
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 South Olive Street, Suite 504, Los Angeles, CA	90014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (213) 221-7819

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

We are amending our Current Report on Form 8-K originally filed on March 2, 2011 in order to include a letter from our prior certifying accountant stating whether they agree with the statements made by us in this report. The letter is included as Exhibit 16.1.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On February 11, 2011, Horiyoshi Worlwide Inc., (the “Company”) formally informed Child, Van Wagoner & Bradshaw, PLLC of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Child, Van Wagoner & Bradshaw, PLLC on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended December 31, 2009 and 2008, and through February 11, 2011, there have been no disagreements with Child, Van Wagoner & Bradshaw, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that Child, Van Wagoner & Bradshaw, PLLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Once this letter is received, we will file it with an amendment to this current report on Form 8-K.

(b)	New independent registered public accounting firm

	(1)	On February 11, 2011 the Company engaged EFP Rotenberg, LLP as its new independent registered public accounting firm. During the two most recent fiscal years and through February 11, 2011, the Company had not consulted with EFP Rotenberg, LLP regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

	(ii)	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that EFP Rotenberg, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of Child, Van Wagoner & Bradshaw, PLLC dated March 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIYOSHI WORLDWIDE INC.

/s/ Mitsuo Kojima
Mitsuo Kojima
President and Director

Date: March 24, 2011